SUBSEQUENT EVENTS	12 Months Ended
Jun. 30, 2020
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
31.	SUBSEQUENT EVENTS

On July 21, 2020, our board of directors approved a one-time dividend of $4.0 million to our shareholders reflecting a portion of the cash generation from the business during fiscal year 2020. The dividend was paid on July 24, 2020 to TRGI, the holder of our Series A preferred share, which is entitled to a dividend preference that expires upon conversion of the Series A preferred share to common shares upon the completion of IPO.

On August 7, 2020, the Group closed the initial public offering of 4,761,905 common shares at $19 per share. The Group offered 3,571,429 shares and TRGI offered 1,190,476 shares. The net offering proceeds to us, before expenses, and after deducting underwriting discounts and commissions were approximately $63.1 million. $1.5 million of the net proceeds from our initial public offering has been used to pay deal related expenses. The balance is held in cash and cash equivalents and is intended to be used to build out additional facilities as well as expand existing facilities, invest in upgraded support systems that improve our internal employee management and real time financial reporting, and/or to repay high interest debt. None of the net proceeds of our initial public offering were paid directly or indirectly to any director, officer, or persons owning ten percent or more of our common shares, or to any of our related parties. The Group did not receive any proceeds from the sale of the shares by TRGI. The shares were admitted for trading on the Nasdaq Global Market on the same date under the ticker symbol “IBEX”.

At the consummation of IPO of the Group on August 7, 2020, Series A, Series B, Series C and Class B shares were converted to Class A common shares equivalent to 14,119,384 shares. In addition to that the Group offered 3,571,429 shares therefore the total share capital of the Group at the time of IPO was 17,690,813 shares.

On August 17, 2020, we detected a ransomware attack that briefly impacted a portion of our information technology systems. At no time did the attack impact our business operations or accounting systems, but the unauthorized access included the exfiltration of certain non-production data files from a file server in our backup data center. In conjunction with our containment activities, we launched an investigation, notified our insurance broker and carrier, and engaged an incident response team and cybersecurity forensics firm. Through the date of issuance of these financial statements, this incident has not had a material financial impact on our business. However, the investigation of the incident is ongoing, and we may incur losses associated with claims by third parties, as well as fines, penalties and other sanctions imposed by regulators relating to or arising from the incident, which could have a material adverse impact on our business, financial condition or results of operations in future periods.

31.1.	These consolidated financial statements were authorized for issue by the Chairman of IBEX Limited on behalf of the Board of Directors of IBEX Limited, on October 22, 2020.